Cash and short-term deposits	12 Months Ended
Dec. 31, 2019
Cash and short-term deposits
Cash and short term deposits

16 Cash and short‑term deposits

As of December 31, 2019, the Group has pledged its short‑term deposits with carrying amount of EUR 1,500k (2018: EUR nil) and EUR 2,500k (2018: EUR 1,500k) respectively, to fulfil collateral requirements in respect of existing secured bank loan and overdraft facility up to EUR 2,500k. Subsequent to the year end, the Group has pledged its short-term deposits of EUR 500k related to another overdraft facility up to EUR 500k. See note 19 for further details.

The restriction applying to the collateral may be terminated at any time subject to the full amount of the relevant bank loans and the overdrafts being repaid.